                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 12, 2002

                            COMSTOCK RESOURCES, INC.
             (Exact name of Registrant as specified in its Charter)

     NEVADA                            000-16741                  94-1667468
(State or other jurisdiction of   (Commission file number)      (I.R.S. Employer
incorporation or organization)                               Identification Number)

         5300 Town and Country Boulevard, Suite 500, Frisco, Texas 75034
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 668-8800

                                 Not applicable
          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

     On August 12, 2002, Comstock Resources, Inc. (the "Company") submitted to the Securities and Exchange Commission written certifications by each of the chief executive officer and the chief financial officer of the Company for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, of the Company's Report on Form 10-Q for the quarter ended June 30, 2002. Copies of each statement are attached as Exhibits 99.1 and
99.2 to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          99.1 Certification of Chief Executive Officer of Periodic Financial
               Information pursuant to 18 U.S.C. Section 1350.

          99.2 Certification of Chief Financial Officer of Periodic Financial
               Information pursuant to 18 U.S.C. Section 1350.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 15, 2002

                                         COMSTOCK RESOURCES, INC.

                                         By:/s/ M. Jay Allison
                                         ---------------------
                                          M. Jay Allison
                                          President and Chief Executive Officer

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